1 News Release 3Q 2023 Corteva Reports Third Quarter and Year-to-Date 2023 Results, Affirms Full-Year Net Sales and Earnings Guidance • 3Q YTD Net Sales reflects overall positive global Ag fundamentals • 3Q YTD performance reflects pricing gains, product mix, and productivity • FY guidance3 reflects recalibrated 4Q Brazil outlook for both Seed and Crop Protection INDIANAPOLIS, Ind., November 8, 2023 – Corteva, Inc. (NYSE: CTVA) (“Corteva” or the “Company”) today reported financial results for the third quarter and nine months ended September 30, 2023. 3Q 2023 Results Overview Net Sales Loss from Cont. Ops (After Tax) EPS GAAP $2.59B $(315)M $(0.45) vs. 3Q 2022 (7)% +2% - Organic1 Sales Operating EBITDA1 Operating EPS1 NON-GAAP $2.41B $18M $(0.23) vs. 3Q 2022 (13)% (81)% (92)% 2023 YTD Results Overview Net Sales Income from Cont. Ops (After Tax) EPS GAAP $13.52B $1.17B $1.63 vs. 2022 YTD (1)% (7)% (5)% Organic1 Sales Operating EBITDA1 Operating EPS1 NON-GAAP $13.48B $2.99B $2.54 vs. 2022 YTD (1)% +5% +2% 2023 YTD Highlights • 2023 YTD net sales and organic1 sales decreased 1% versus prior year with gains in North America2 and EMEA2 offset by declines in Latin America and Asia Pacific. • Seed net sales grew 7% and organic1 sales increased 9%. Price was up 14% globally, led by continued execution on the Company’s price for value strategy and recovery of higher input costs. Volume declines were driven by the exit from Russia, lower corn planted area in EMEA2, and lower corn volumes in Latin America, partially offset by increased corn acres in North America2. • Crop Protection net sales decreased 10% and organic1 sales decreased 12%. Volume declines, largely in Latin America and North America2, were driven by strategic product exits, inventory destocking, and delayed farmer purchases. Price gains reflected pricing for value and strong execution in response to cost inflation led by EMEA2 and North America2. • GAAP income and earnings per share (EPS) from continuing operations were $1.17 billion and $1.63 per share for the period, respectively, down from prior year driven by lower volumes, unfavorable currency and non- cash charges associated with legacy retirement plans, partially offset by pricing, productivity, lower restructuring charges and lower effective tax rate. Operating EBITDA1 was $2.99 billion, a 5% improvement over prior year on price execution and productivity actions, partially offset by lower volumes coupled with cost and currency headwinds. Operating EPS1 was $2.54 per share, up 2% compared to prior year. • Management affirmed full year 2023 net sales and earnings guidance3. Net sales is expected to be in the range of $17.0 billion to $17.3 billion and Operating EBITDA1 is expected to be in the range of $3.25 billion to $3.45 billion. Operating EPS1 is expected to be in the range of $2.50 to $2.70 per share. 1. Organic Sales, Operating EPS and Operating EBITDA are non-GAAP measures. See page A-5 for further discussion. 2. North America is defined as U.S. and Canada. EMEA is defined as Europe, Middle East and Africa. 3. The Company does not provide the most comparable GAAP measure on a forward-looking basis. See page 5 for further discussion.

News Release 3Q 2023 2 Chuck Magro Chief Executive Officer Summary of Third Quarter 2023 For the third quarter ended September 30, 2023, net sales decreased 7% versus the same period last year. Organic1 sales declined 13%. Volume declined 15% versus the prior-year period driven by strategic product exits and ongoing headwinds in the Crop Protection segment. Lower Seed volumes were driven by the timing of seasonal demand in Latin America and an earlier operational finish to the season in North America versus prior year. Price increased 2% versus prior year, reflecting continued execution on the Company’s price for value strategy, while managing increased competitive pressure. GAAP income from continuing operations after income taxes was a loss of $315 million in third quarter 2023 compared to a loss of $322 million in third quarter 2022. Operating EBITDA1 for the third quarter was $18 million, down 81% compared to prior year. The Company announced a plan to further optimize its Crop Protection network of manufacturing facilities and external partners. The plan includes the exit of the Company’s production activities at its site in Pittsburg, California, as well as ceasing operations in select manufacturing lines at other locations. As a result, the Company expects to record total pre-tax restructuring and asset related charges of $410 million to $460 million through 2024, with an estimated $90 million to $120 million of cash payments. The Company expects to achieve approximately $100 million in run-rate savings by 2025 as a result of these actions. 3Q 3Q % % ($ in millions, except where noted) 2023 2022 Change Organic1 Change Net Sales $2,590 $2,777 (7)% (13)% North America $572 $739 (23)% (23)% EMEA $469 $454 3% (1)% Latin America $1,224 $1,281 (4)% (18)% Asia Pacific $325 $303 7% 10% 2023 2022% % ($ in millions, except where noted) YTD YTD Change Organic1 Change Net Sales $13,519 $13,630 (1)% (1)% North America $7,093 $6,822 4% 4% EMEA $2,996 $2,894 4% 9% Latin America $2,384 $2,764 (14)% (24)% Asia Pacific $1,046 $1,150 (9)% (3)%

News Release 3Q 2023 3 Seed Summary Seed net sales were $878 million in the third quarter of 2023, up from $862 million in the third quarter of 2022. The sales increase was driven by a 14% increase in price, partially offset by a 12% decline in volume. The increase in price was broad-based, driven by strong demand for top technology products, and strong operational execution across the portfolio. Lower volumes were driven by expected lower planted area and delayed farmer purchases in Brazil, and an earlier operational finish to the season in North America versus prior year. Segment operating EBITDA was a loss of $138 million in the third quarter of 2023, an improvement of 38% from the third quarter of 2022. Price execution, reduction of net royalty expense, and ongoing cost and productivity actions more than offset higher input and freight costs, lower volumes, and the unfavorable impact of currency. 3Q 3Q % % ($ in millions, except where noted) 2023 2022 Change Organic1 Change North America $173 $218 (21)% (20)% EMEA $198 $157 26% 32% Latin America $380 $383 (1)% (5)% Asia Pacific $127 $104 22% 28% Total 3Q Seed Net Sales $878 $862 2% 2% 3Q Seed Operating EBITDA $(138) $(224) 38% N/A Seed net sales were $7.8 billion for the first nine months of 2023, up from approximately $7.3 billion in the same period of 2022. The sales increase was driven by a 14% increase in price and 1% favorable impact from portfolio. This gain was partially offset by a 5% decline in volume and a 3% unfavorable currency impact. The increase in price was driven by strong demand for top technology and operational execution globally, with global corn and soybean prices up 15% and 8%, respectively. Pricing actions more than offset currency impacts in EMEA. The decline in volume was driven by the 2022 decision to exit Russia, lower corn planted area in EMEA, and lower-than-expected corn planted area projected in Brazil, partially offset by increased corn acres in North America. Unfavorable currency impacts were led by the Turkish Lira and the Canadian Dollar. Segment operating EBITDA was $1.97 billion for the first nine months of 2023, up 24% from the same period last year. Price execution, reduction of net royalty expense, and ongoing cost and productivity actions more than offset higher input and freight costs, lower volumes, and the unfavorable impact of currency. Segment operating EBITDA margin improved by more than 350 basis points versus the prior-year period. 2023 2022% % ($ in millions, except where noted) YTD YTD Change Organic1 Change North America $5,192 $4,637 12% 13% EMEA $1,441 $1,442 - % 6% Latin America $847 $912 (7)% (11)% Asia Pacific $357 $342 4% 13% Total YTD Seed Net Sales $7,837 $7,333 7% 9% YTD Seed Operating EBITDA $1,972 $1,585 24% N/A

News Release 3Q 2023 4 Crop Protection Summary Crop Protection net sales were approximately $1.7 billion in the third quarter of 2023 compared to approximately $1.9 billion in the third quarter of 2022. The sales decrease was driven by a 16% decrease in volume and a 4% decrease in price, partially offset by a 7% favorable impact from the Biologicals acquisitions and a 2% favorable impact from currency. The decrease in volume was driven by strategic product exits, inventory destocking trends, timing of seasonal demand, and delayed farmer purchases, impacting volumes across all regions. Pricing gains in EMEA and Asia Pacific were offset by price declines in North America and Latin America, driven by elevated competitive pressure. Favorable currency impacts were led by the Brazilian Real and the Euro. The portfolio impact was driven by the Biologicals acquisitions, which added approximately $145 million of net sales. Segment operating EBITDA was $184 million in the third quarter of 2023, down 48% from the third quarter of 2022. Volume and pricing declines and higher input costs more than offset productivity actions. Segment operating EBITDA margin declined by approximately 760 basis points versus the prior-year period. 3Q 3Q % % ($ in millions, except where noted) 2023 2022 Change Organic1 Change North America $399 $521 (23)% (25)% EMEA $271 $297 (9)% (18)% Latin America $844 $898 (6)% (23)% Asia Pacific $198 $199 (1)% 1% Total 3Q Crop Protection Net Sales $1,712 $1,915 (11)% (20)% 3Q Crop Protection Operating EBITDA $184 $352 (48)% N/A Crop Protection net sales were approximately $5.7 billion for the first nine months of 2023 compared to approximately $6.3 billion in the same period of 2022. The sales decrease was driven by a 16% decrease in volume and a 2% unfavorable impact from currency. These declines were partially offset by a 4% increase in price and a 4% favorable impact from the Biologicals acquisitions. The decrease in volume was driven by strategic product exits, inventory destocking trends, and delayed farmer purchases. The increase in price was broad-based, with gains in most regions led by EMEA and North America, and mostly reflected pricing for the value of our differentiated technology, including new products, and currency in EMEA. Unfavorable currency impacts were led by the Turkish Lira and Chinese Renminbi. The portfolio impact was driven by the Biologicals acquisitions, which added approximately $280 million of net sales. Segment operating EBITDA was $1.1 billion for the first nine months of 2023, down 18% from the same period last year. Pricing execution and productivity actions were more than offset by lower volumes, higher input costs, and the unfavorable impact of currency. Segment operating EBITDA margin decreased approximately 200 basis points versus the prior-year period. 2023 2022% % ($ in millions, except where noted) YTD YTD Change Organic1 Change North America $1,901 $2,185 (13)% (13)% EMEA $1,555 $1,452 7% 11% Latin America $1,537 $1,852 (17)% (31)% Asia Pacific $689 $808 (15)% (10)% Total YTD Crop Protection Net Sales $5,682 $6,297 (10)% (12)% YTD Crop Protection Operating EBITDA $1,107 $1,352 (18)% N/A

News Release 3Q 2023 5 2023 Guidance The global outlook for agriculture remains positive overall in 2023, with high demand for grain and oilseeds. Commodity prices are above historical averages, and farm balance sheets and income levels remain generally healthy, encouraging growers to prioritize technology to maximize return. The Company’s outlook for its operations in Brazil has been revised, influenced by lower-than-expected corn planted area, ongoing headwinds in crop chemicals, delayed farmer purchases on both plantings and crop protection applications, as well as elevated levels of generic products, leading to an update to full-year 2023 net sales and earnings expectations in October 2023. Corteva expects net sales in the range of $17.0 billion to $17.3 billion, down 2% versus prior year at the mid-point. Operating EBITDA1 is expected to be in the range of $3.25 billion to $3.45 billion, growth of 4% at the mid-point. Operating EPS1 is expected to be in the range of $2.50 to $2.70 per share, down 3% at the mid-point. The Company is not able to reconcile its forward-looking non-GAAP financial measures to its most comparable U.S. GAAP financial measures, as it is unable to predict with reasonable certainty items outside of its control, such as Significant Items, without unreasonable effort. Third Quarter Conference Call The Company will host a live webcast of its third quarter 2023 earnings conference call with investors to discuss its results and outlook tomorrow, November 9, 2023, at 9:00 a.m. ET. The slide presentation that accompanies the conference call is posted on the Company’s Investor Events and Presentations page. A replay of the webcast will also be available on the Investor Events and Presentations page. About Corteva Corteva, Inc. (NYSE: CTVA) is a global pure-play agriculture company that combines industry-leading innovation, high-touch customer engagement and operational execution to profitably deliver solutions for the world’s most pressing agriculture challenges. Corteva generates advantaged market preference through its unique distribution strategy, together with its balanced and globally diverse mix of seed, crop protection, and digital products and services. With some of the most recognized brands in agriculture and a technology pipeline well positioned to drive growth, the Company is committed to maximizing productivity for farmers, while working with stakeholders throughout the food system as it fulfills its promise to enrich the lives of those who produce and those who consume, ensuring progress for generations to come. More information can be found at www.corteva.com. Cautionary Statement About Forward-Looking Statements This report contains certain estimates and forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, which are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and may be identified by their use of words like “plans,” “expects,” “will,” “anticipates,” “believes,” “intends,” “projects,” “estimates,” “outlook,” or other words of similar meaning. All statements that address expectations or projections about the future, including statements about Corteva’s financial results or outlook; strategy for growth; product development; regulatory approvals; market position; capital allocation strategy; liquidity; environmental, social and governance (“ESG”) targets and initiatives; the anticipated benefits of acquisitions, restructuring actions, or cost savings initiatives; and the outcome of contingencies, such as litigation and environmental matters, are forward-looking statements. Forward-looking statements and other estimates are based on certain assumptions and expectations of future events which may not be accurate or realized. Forward-looking statements and other estimates also involve risks and uncertainties, many of which are beyond Corteva’s control. While the list of factors presented below is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Corteva’s business, results of operations and financial condition. Some of the important factors that could cause Corteva’s actual results to differ materially from those projected in any such forward-looking statements include: (i) failure to successfully develop and commercialize Corteva’s pipeline; (ii) failure to obtain or maintain the necessary regulatory approvals for some of Corteva’s products; (iii) effect of the degree of public understanding and acceptance or perceived public acceptance of Corteva’s biotechnology and other agricultural products; (iv) effect of changes in agricultural and related policies of governments and international organizations; (v) costs of complying with evolving regulatory requirements and the effect of actual or alleged violations of environmental laws or permit requirements; (vi) effect of climate change and unpredictable seasonal and weather factors; (vii) failure to comply with competition and antitrust laws; (viii) effect of competition in Corteva’s industry; (ix) competitor’s establishment of an intermediary platform for distribution of Corteva's products; (x) impact of Corteva's dependence on third parties with respect to certain of its raw materials or licenses and commercialization; (xi) effect of volatility in Corteva's input costs; (xii) risk related to geopolitical and military conflict; (xiii) effect of industrial espionage and other disruptions to Corteva’s supply chain, information technology or network systems; (xiv) risks related to environmental litigation and the indemnification obligations of legacy EIDP liabilities in connection with the separation of Corteva; (xv) risks related to Corteva's global operations; (xvi) failure to effectively manage acquisitions, divestitures, alliances, restructurings, cost savings initiatives, and other portfolio actions; (xvii) failure to raise capital through the capital markets or short-term borrowings on terms acceptable to Corteva; (xviii) failure of Corteva’s customers to pay their debts to Corteva, including customer financing programs; (xix) increases in pension and other post-employment benefit plan funding obligations; (xx) capital markets sentiment towards ESG matters; (xxi) risks related to pandemics or epidemics; (xxii) Corteva’s intellectual property rights or defense against intellectual property claims asserted by others; (xxiii) effect of counterfeit products; (xxiv) Corteva’s dependence on intellectual property cross-license agreements; and (xxv) other risks related to the Separation from DowDuPont. Additionally, there may be other risks and uncertainties that Corteva is unable to currently identify or that Corteva does not currently expect to have a material impact on its business. Where, in any forward-looking statement or other estimate, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of Corteva’s management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. Corteva disclaims and does not undertake any obligation to update or revise any forward-looking statement, except as required by applicable law. A detailed discussion of some of the significant risks and uncertainties which may cause results and events to differ materially from such forward-looking statements is included in the “Risk Factors” section of Corteva’s Annual Report on Form 10-K, as modified by subsequent Quarterly Reports on Forms 10-Q and Current Reports on Form 8-K.

News Release 3Q 2023 6 Regulation G (Non-GAAP Financial Measures) This earnings release includes information that does not conform to U.S. GAAP and are considered non-GAAP measures. These measures may include organic sales, organic growth (including by segment and region), operating EBITDA, operating EBITDA margin, operating earnings (loss) per share, and base income tax rate. Management uses these measures internally for planning and forecasting, including allocating resources and evaluating incentive compensation. Management believes that these non-GAAP measures best reflect the ongoing performance of the Company during the periods presented and provide more relevant and meaningful information to investors as they provide insight with respect to ongoing operating results of the Company and a more useful comparison of year over year results. These non-GAAP measures supplement the Company’s U.S. GAAP disclosures and should not be viewed as an alternative to U.S. GAAP measures of performance. Furthermore, such non-GAAP measures may not be consistent with similar measures provided or used by other companies. Reconciliations for these non-GAAP measures to U.S. GAAP are provided in the Selected Financial Information and Non-GAAP Measures starting on page A-5 of the Financial Statement Schedules. Corteva is not able to reconcile its forward-looking non-GAAP financial measures to its most comparable U.S. GAAP financial measures, as it is unable to predict with reasonable certainty items outside of the Company’s control, such as Significant Items, without unreasonable effort. For Significant items reported in the periods presented, refer to page A-10 of the Financial Statement Schedules. Beginning January 1, 2020, the Company presents accelerated prepaid royalty amortization expense as a significant item. Accelerated prepaid royalty amortization represents the non-cash charge associated with the recognition of upfront payments made to Monsanto in connection with the Company’s non-exclusive license in the United States and Canada for Monsanto’s Genuity® Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits. During the ramp-up period of Enlist E3TM, Corteva has begun to significantly reduce the volume of products with the Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits beginning in 2021, with expected minimal use of the trait platform thereafter. During 2023, the company committed to restructuring activities to optimize the Crop Protection network of manufacturing and external partners, which are expected to be substantially complete in 2024. The company expects to record approximately $265 million to $285 million net pre-tax restructuring charges during 2023 for these activities. The company also expects non-operating charges associated with pension and OPEB costs to increase in 2023 when compared to 2022, which is mainly due to an increase in discount rates and a decrease in asset returns due to lower pension plan assets. Organic sales is defined as price and volume and excludes currency and portfolio and other impacts, including significant items. Operating EBITDA is defined as earnings (loss) (i.e., income (loss) from continuing operations before income taxes) before interest, depreciation, amortization, non-operating benefits (costs), foreign exchange gains (losses), and net unrealized gain or loss from mark-to-market activity for certain foreign currency derivative instruments that do not qualify for hedge accounting, excluding the impact of significant items. Non-operating benefits (costs) consists of non-operating pension and other post- employment benefit (OPEB) credits (costs), tax indemnification adjustments, and environmental remediation and legal costs associated with legacy businesses and sites. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the Company as pre-tax income or expense. Operating EBITDA margin is defined as Operating EBITDA as a percentage of net sales. Operating earnings (loss) per share is defined as “earnings (loss) per common share from continuing operations - diluted” excluding the after-tax impact of significant items, the after-tax impact of non-operating benefits (costs), the after-tax impact of amortization expense associated with intangible assets existing as of the Separation from DowDuPont, and the after-tax impact of net unrealized gain or loss from mark-to-market activity for certain foreign currency derivative instruments that do not qualify for hedge accounting. Although amortization of the Company’s intangible assets is excluded from these non-GAAP measures, management believes it is important for investors to understand that such intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in amortization of additional intangible assets. Net unrealized gain or loss from mark-to-market activity for certain foreign currency derivative instruments that do not qualify for hedge accounting represents the non-cash net gain (loss) from changes in fair value of certain undesignated foreign currency derivative contracts. Upon settlement, which is within the same calendar year of execution of the contract, the realized gain (loss) from the changes in fair value of the non-qualified foreign currency derivative contracts will be reported in the relevant non-GAAP financial measures, allowing quarterly results to reflect the economic effects of the foreign currency derivative contracts without the resulting unrealized mark to fair value volatility. Base income tax rate is defined as the effective tax rate excluding the impacts of foreign exchange gains (losses), non-operating benefits (costs), amortization of intangibles (existing as of the Separation), mark-to- market gains (losses) on certain foreign currency contracts not designated as hedges, and significant items. ® TM Corteva Agriscience and its affiliated companies. 11/08/2023 Media Contact Bethany Shively +1 202-997-9438 bethany.shively@corteva.com Investor Contact Kim Booth +1 302-485-3704 kimberly.a.booth@corteva.com